Annual Fund Operating Expenses - Canterbury Portfolio Thermostat Fund - Canterbury Portfolio Thermostat Fund Institutional Shares	Aug. 28, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	3.13%
Acquired Fund Fees and Expenses	0.20%	[1]
Expenses (as a percentage of Assets)	4.23%

[1]	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Fund’s financial highlights table.